================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: November 13, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                TEXAS                                   74-1611874
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

     15835 Park Ten Place Drive                            77084
           Houston, Texas                               (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
        - (Former name or former address, if changed since last report.)
================================================================================

ITEM 5. OTHER EVENTS


     On November 13, 2003, the Company announced that it had executed a third amendment to its $250 million Senior Secured Credit Facility with a Bank Group. This amendment redefines the calculation of the covenant requirement of the ratio of debt to earnings before interest, income taxes and depreciation and increases the allowed ratio limits for the quarters ending December 31, 2003, March 31, 2004 and June 30, 2003. A copy of the press release announcing the execution of this Third Amendment is attached hereto as Exhibit 99.1. The Third Amendment dated November 12, 2003 is also attached hereto as Exhibit 99.2.


ITEM 7. EXHIBITS


EXHIBIT 99.1     PRESS RELEASE DATED NOVEMBER 13, 2003

EXHIBIT 99.2    THIRD AMENDMENT DATED NOVEMBER 12, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ATWOOD OCEANICS, INC.
                                                 (Registrant)



                                                 /s/ James M. Holland
                                                 James M. Holland
                                                 Senior Vice President

                                                 DATE:    November 13, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

99.1                   Press Release dated November 13, 2003

99.2                   Third Amendment dated November 12, 2003

                                                                  EXHIBIT 99.1


Houston, Texas
13 November 2003

FOR IMMEDIATE RELEASE

     Atwood Oceanics,  Inc.,  (Houston-based  International Drilling Contractor,
NYSE: "ATW"), announced today that it has executed a third amendment to its $250 million Senior Secured Credit Facility. This amendment redefines the calculation of the covenant requirement of the ratio of debt to earnings before interest, income taxes and depreciation and increases the allowed ratio limits for the quarters ending December, 31, 2003, March 31, 2004 and June 30, 2004. The current redefined allowed ratio limits of debt to earnings, before interest, income taxes and depreciation is 5.75 at September 30, 2003, 6.25 at December 31, 2003, 5.50 at March 31, 2004 and June 30, 2004, 4.00 at September 30, 2004
and 3.00 thereafter. The Company is currently in compliance with all financial covenants.


                                                       Contact:  Jim Holland
                                                              (281) 749-7804

                                                                   EXHIBIT 99.2



                                 THIRD AMENDMENT


     THIRD AMENDMENT (this "Amendment"), dated as of November 12, 2003, among ATWOOD OCEANICS, INC., a Texas corporation (the "Parent"), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the "Borrower"), the Lenders party to the Credit Agreement (as defined herein), and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, a national banking association organized under the laws of the Republic of Finland, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :


     WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of April 1, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested the Lenders to amend, and the Lenders have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. The Lenders hereby waive any Default or Event of Default that may have arisen as a result of the Parent's failure to comply with Section 9.07 of the Credit Agreement during the period from the fiscal quarter of the Parent ended September 30, 2003 to the Third Amendment Effective Date (as defined below) (as such Section 9.07 was in effect immediately prior to the effectiveness of this Amendment).

     2. The table appearing in Section 9.07 of the Credit Agreement is hereby deleted in its entirety and the following new table inserted in lieu thereof:


                          "Relevant Period                                      Ratio
                          -----------------                                     -----
    From the Initial Borrowing Date through and including December 30, 2003     5.75:1.00
    From December 31, 2003 through and including March 30, 2004                 6.25:1.00
    From March 31, 2004 through and including September 29, 2004                5.50:1.00
    From September 30, 2004 through and including December 30, 2004             4.00:1.00
    Thereafter                                                                  3.00:1.00".



     3. The  definition  of "Acquired  Entity or Business"  appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the following text at the end of said definition:


     "Notwithstanding anything to the contrary contained in the immediately preceding sentence, the acquisition and/or delivery of the ATWOOD BEACON shall not constitute an Acquired Entity or Business."

     4. The table appearing in the definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new table is inserted in lieu thereof:

            "Level                 Leverage Ratio                 Percentage
             -----                 --------------                 ----------
              6              Greater than 5.00:1.00                  2.875%

              5              Greater than 4.00:1.00 but              2.625%
                            less than or equal to
                            5.00:1.00

              4              Greater than 3.00:1.00 but               2.25%
                            less than or equal to
                            4.00:1.00

              3              Greater than 2.00:1.00 but               2.00%
                            less than or equal to
                            3.00:1.00

              2              Greater than 1.00:1.00 but               1.75%
                            less than or equal to
                            2.00:1.00

              1              Less than or equal to                  1.50%".
                            1.00:1.00



     5. The definition of "Consolidated EBITDA" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "understood that" appearing in said definition and (ii) inserting the following text immediately preceding the period appearing at the end of said definition:

     "and (y) in determining compliance with Section 9.07 only, and in any event, not for purposes of calculating the Applicable Margin, Consolidated EBITDA shall be calculated by adding thereto the amount, (i) for the Test Period ending on September 30, 2003, $7,837,890, (ii) for the Test Period ending on December 30, 2003, $5,473,674, (iii) for the Test Period ending on March 31, 2004, $3,160,854 and (iv) for the Test Period ending on June 30, 2004, $796,638".

     6. The definition of "Consolidated Indebtedness" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period appearing at the end of said definition thereof:

     "; it being understood that in determining compliance with Section 9.07 only, and in any event, not for purposes of calculating the Applicable Margin, at the date of such determination of Consolidated Indebtedness, the amount of cash and Cash Equivalents held by the Parent and its Subsidiaries at such time and which would appear on a consolidated balance sheet of the Parent and its Subsidiaries as part of the consolidated assets of the Parent and its Subsidiaries shall be deducted from the calculation of Consolidated Indebtedness".

     7. In order to induce the Lenders to enter into this Amendment, the Parent and the Borrower hereby represent and warrant that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, after giving effect to this Amendment.

     8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     11. This Amendment shall become effective (the "Third Amendment Effective Date") on the date when (i) the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Lender that has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on November 12, 2003, an amendment fee equal to 0.15% of the sum of (I) such Lender's outstanding Term Loans and (II) such Lender's Revolving Loan Commitment, in each case as in effect on the Third Amendment Effective Date.

     12. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.




Address:

15835 Park Ten Place Drive                   ATWOOD OCEANICS, INC.,
Houston, Texas  77084
Attention:  James M. Holland                 as Parent and Guarantor
Tel.No.:(281) 749-7800
Fax No.:(281) 492-0345

                                             By:  /s/ James M. Holland
                                                  Name: James M. Holland
                                                  Title:   Senior Vice President


332A-11C, 11th Floor                         ATWOOD OCEANICS PACIFIC LIMITED,
Plaza Ampang City
50450 Kuala Lumpur Malaysia                  as Borrower
Attention:  Michael A. Cardenas
Tel.No.:011 60 34256 9590
Fax No.:011 60 34256 8653
                                             By:   /s/ Michael A. Cardenas
                                                   Name:  Michael A. Cardenas
                                                   Title:    Director

NORDEA BANK NORGE ASA,
GR. CAYMAN BRANCH, Individually and as Issuing Lender

By:  /s/ Martin Lunder
Name:   Martin Lunder
Title:     Senior Vice President



By:  /s/ Alison M. Bas
Name:  Alison M. Bas
Title:    Vice President

                                 CREDIT AGRICOLE INDOSUEZ



                                 By:   /s/ Alain F. Pitner
                                       Name:  Alain F. Pitner
                                       Title:    Vice President

                                 By:   /s/ Guy-Olivier Bygodt
                                       Name:  Guy-Olivier Bygodt
                                       Title:    Vice President

                                  FORTIS CAPITAL CORP.



                                  By:
                                        Name:
                                        Title:

                                      HSH NORDBANK AG



                                      By:   /s/ Stefan Noll
                                            Name:  Stefan Noll
                                            Title:     Vice President

                                      By:   /s/ Stefanie Radtke
                                            Name:  Stefanie Radtke
                                            Title:    Vice President

                                       DVB BANK AG



                                      By:   /s/ Gorm Eikemo
                                            Name: Gorm Eikemo
                                            Title:   AVP

                                      By:   /s/ Richard Jansen
                                            Name:  Richard Jansen
                                            Title:    AVP

                                     SKANDINAVISKA ENSKILDA BANKEN AB (publ)



                                      By:   /s/ Per K. Frolich
                                            Name:  Per K. Frolich
                                            Title:

                                      By:  /s/Erling Amundsen
                                              Name:  Erling Amundsen
                                              Title:

                                      VEREINS- UND WESTBANK AG



                                      By:   /s/ Birgit Marquart
                                            Name:  Birgit Marquart
                                            Title:     Senior Vice President

                                      By:   /s/ Florian Mahiny
                                            Name:  Florian Mahiny
                                            Title:    Assistant Manager

                                      WHITNEY NATIONAL BANK



                                      By:   /s/ Eric Bronson Goebel
                                            Name:  Eric Bronson Goebel
                                            Title:     Assistant Vice President

                                      NATEXIS BANQUES POPULAIRES



                                      By:   /s/ Timothy Palvado
                                            Name:  Timothy Palvado
                                            Title:     Vice President / Manger

                                      By:  /s/ Louis P. Laville, III
                                              Name:  Louis P. Laville, III

                                      Title:     Vice President / Manager